UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2018

GREENBOX POS
(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Dr, Suite 102 San Diego, CA 92108
(Address of principal executive offices) (Zip Code)

(619) 631-8261

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 4, 2020 (the “Agreement Date”), GreenBox POS, a Nevada corporation (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with GreenBox POS LLC, a Washington limited liability company (“PrivCo”), in an effort to clarify and memorialize a verbal agreement (the “Verbal Agreement”) previously entered into on April 12, 2018, by and between the Company and PrivCo.

On March 23, 2018, the then controlling shareholder and then sole officer and sole director of the Company, Frank Yuan, along with his wife, Vicky PMW Yuan, entered into a Purchase Agreement with PrivCo (the “SPA”), whereby the Yuans agreed to sell 144,445,000 restricted shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), to PrivCo for a consideration of $500,000: $250,000 in cash, paid at closing, and $250,000 in restricted shares of Common Stock (the “Shares Due”).

On or about March 29, 2018, Frank Yuan converted a portion of a Line of Credit that Frank Yuan had previously issued to the Company, in exchange for 144,445,000 restricted shares of Common Stock, representing approximately 90% of the Company’s issued and outstanding shares of Common Stock (the “Control Block”).

Pursuant to the SPA, on April 12, 2018, Frank Yuan caused the Control Block to be transferred to PrivCo.

On April 12, 2018, all business being conducted at that time by the Company (the “ASAP Business”) was transferred from the Company to ASAP Property Holdings Inc., a company owned and operated by Mr. Yuan (“Holdings”). In consideration for the ASAP Business, Holdings assumed all liabilities related to the ASAP Business. On April 12, 2018, following the SPA being entered into and the ASAP Business being transferred to Holdings, Mr. Ben Errez and Mr. Fredi Nisan were the sole acting officers and sole acting directors of the Company. On May 3, 2018, Frank Yuan formally resigned, and Messrs. Errez and Nisan were formally appointed the sole officers and sole directors of the Company.

On April 12, 2018, the control person of PrivCo was Mr. Nisan.

On April 12, 2018, pursuant to the Verbal Agreement, the Company acquired PrivCo’s blockchain gateway and payment system business, point of sale system business, delivery business and kiosk business, and bank and merchant accounts, as well as all intellectual property related thereto (the “GreenBox Business”). As consideration for the GreenBox Business, on April 12, 2018, the Company assumed PrivCo’s liabilities that had been incurred in the normal course of the GreenBox Business (collectively, the “GreenBox Acquisition”).

On or about June 8, 2018, PrivCo paid the Shares Due, by transferring 609,756 restricted shares of Common Stock to Frank Yuan’s designees, Frank Yuan and his son, Jerome Yuan.

By virtue of the Verbal Agreement and the Agreement, the Company became a party to the Subscription and Stock Purchase Agreement (the “RB Cap SPA”) with RB Capital Partners (“RB Cap”) and PrivCo is no longer a party to the RB Cap SPA. RB Cap and PrivCo subsequently disputed the terms of the RB Cap SPA. Pursuant to the Agreement, the Company and PrivCo agreed that the Company shall pay all litigation expenses that may result from this dispute or any other disputes with RB Cap and that the Company shall not seek reimbursement of litigation expenses related to disputes with RB Cap that the Company has paid on behalf of PrivCo through the date of the Agreement.

By virtue of the Agreement, the Company is now the borrower pursuant to the $300,000 convertible promissory note issued by PrivCo to RB Cap, with an interest rate of 12% per annum (the “RB Cap 300K Note”). The principal balance assumed by the Company is $115,000. PrivCo is no longer a party to the RB Cap 300K Note.

An Asset Purchase Agreement was executed on September 20, 2018 by the Company and PrivCo (the “September 2018 APA”), however, the transactions agreed to in September 2018 APA were never consummated and the Company and PrivCo agreed in the Agreement that the September 2018 APA is null and void.

Pursuant to the Agreement, the Company agreed to pay all litigation expenses that may result from certain disputes involving parties that entered into transactions with PrivCo and that the Company shall not seek reimbursement of litigation expenses related to these disputes that the Company has paid on behalf of PrivCo through the date of the Agreement.

Pursuant to the Agreement, the Company agreed to pay all expenses related to the audit of PrivCo and related to the preparation of the 2018 tax returns of PrivCo and that the Company shall not seek reimbursement of expenses related to the audit and the 2018 tax returns that the Company has paid on behalf of PrivCo through the date of the Agreement.

During November and December 2019, PrivCo and the Company jointly entered into three transactions related to receivables: a Purchase Agreement signed November 12, 2019, a Secured Merchant Agreement signed December 5, 2019, and an Agreement for the Purchase and Sale of Future Receivables (collectively, the “Receivables Purchase Agreements”). Under the terms of the Receivables Purchase Agreements, PrivCo and the Company agreed to sell financial buyers $1,202,600 of future incoming cashflow from the GreenBox Business for $860,000, from which $47,035 in fees was deducted, providing the Company with net cash of $812,965. Pursuant to the Receivables Purchase Agreements, the amount of $860,000 along with interest of $342,600 is to be repaid in daily or weekly installments through April 2020. Pursuant to the Agreement, the Company agreed that the Company shall assume all liabilities related to the Receivables Purchase Agreements. Both Messrs. Nisan and Errez, as individuals, signed personal guarantees for each of the Receivables Purchase Agreements. These personal guarantees remain as stated within the Receivables Purchase Agreements.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder. Such description is qualified in its entirety by reference to the full text of the Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

In connection with the Agreement, the audited financial statements of GreenBox POS LLC as of December 31, 2017 are attached as Exhibit 99.1 to this Current Report on Form 8-K.

(d)	Exhibits.

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated January 4, 2020, by and between GreenBox POS and GreenBox POS LLC
99.1	Financial Statements of GreenBox POS, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENBOX POS

Date: January 7, 2020	By:	/s/ Ben Errez
Name: Ben Errez
Title: Executive Vice President